SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
SUBSEQUENT EVENTS [Text Block]

NOTE 20 — SUBSEQUENT EVENT

The Company has performed an evaluation of subsequent events through the date the financial statements were issued, with no material event or transaction needing recognition or disclosure found.

NOTE 19 – SUBSEQUENT EVENTS

On January 1, 2012, the Company granted a newly appointed executive officer a 3-year option to purchase 300,000 shares of the Company’s common stock. According to the stock option agreement, the option has a per share exercise price equal to $0.13 on a cash exercise basis. Half of the options are immediately exercisable and the other half options will vest on December 31, 2012.

On January 11, 2012, the Company granted three newly appointed board directors a 3-year option to purchase 100,000 shares of the Company’s common stock. According to the stock option agreement, the option has a per share exercise price equal to $0.70 on a cash exercise basis. Half of the options are immediately exercisable and the other half options will vest on December 31, 2012.

The Company uses the Black-Scholes option-pricing model to estimate the fair value of its stock options. The fair value of options was estimated on the date of grant. The calculated fair value of the grant to executive officer at grant date was $171,533.The calculated fair value of the grant to board directors at grant date was $21,367.